Exhibit 99.1

grant thornton llp 27777 Franklin Road, Suite 800 Southfield, MI 48034	REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

D       +1 248 262 1950

F       +1 248 350 3581

Board of Directors and Management of Kalamata.com, LLC, KCG Securitization II, LLC, and Guggenheim Securities, LLC:

We have performed the procedures enumerated below, on certain information with respect to attributes of Kalamata.com, LLC’s (the “Company”) loan receivables as of December 31, 2025 (the “Subject Matter”) related to KCG Securitization II, LLC’s (the “Issuer”) issuance of Asset-Backed Notes, Series 2026-1 (the “Securitization Transaction”). The Company is responsible for the Data File (as defined herein) accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer and Guggenheim Securities, LLC (“Guggenheim” and together with the Issuer and Company, the “Specified Parties”) have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures we performed on the loan receivables and our findings are as follows. For the purposes of all agreed-upon procedures, we were instructed that:

(i)	differences of less than or equal to $1.00, 0.01 (numbers and years) or 0.01%, as applicable, were deemed to be in agreement.

(ii)	differences in the “Merchant Credit Score (at time of application)” that are less than or equal to 1 were deemed to be in agreement.

(iii)	differences in the “Loan Maturity Date (for Business Loans only)” that are less than or equal to 30 days were in deemed to be agreement.

Unless otherwise indicated, the following are defined for the purposes of our procedures:

•	the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

GT.COM	Grant Thornton LLP is a U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

•	the phrase “recomputed” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Data File (as defined herein) as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

• the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents may include, but are not limited to, the Revenue Purchase Agreement, Loan & Security Agreement, Kalamata Cash System, Application, Secretary of State Websites, Company Website and Bloomberg Website. All Source Documents are stored in Kalamata Cash System.

Due diligence agreed-upon procedures

On January 15, 2026, and with updates through February 9, 2026, the Company provided us with a computer readable data file (the “Data File”) containing certain characteristics of the loan receivables included in the Securitization Transaction (the “Loan Population”). We performed the procedures indicated below on the Loan Population.

Grant Thornton selected on a random basis 200 loan receivables (the “Sample Receivables”) from the Data File. For each of the Sample Receivables, we compared certain characteristics (as identified in Exhibit 1) to, or recomputed certain characteristics (as identified in Exhibit 1) from, information contained in the Source Documents.

The procedures we performed on Sample Receivables are listed below:

Exhibit 1

Characteristics:

	Characteristic	Source Document
1	Merchant Name	Revenue Purchase or Loan & Security Agreement
2	Merchant Industry	Kalamata Cash System
3	Merchant Credit Score (at time of application)	Kalamata Cash System
4	Merchant Year Founded	Application / Secretary of State Websites / Company Website / Bloomberg Website
5	Merchant Years in Business (at time of application)	Recomputed
6	Outstanding Receivables Balance (as of the end of the applicable collection period)	Recomputed
7	RTR Ratio	Revenue Purchase or Loan & Security Agreement and Recomputed

	Characteristic	Source Document
8	Merchant State	Revenue Purchase or Loan & Security Agreement
9	Expected Collection Period (in months)	Recomputed
10	Maturity Date (for Business Loans only)	Loan & Security Agreement
11	Expected Remaining Term (in months)	Recomputed
12	Electronic vs. Non-Electronic Payments	Revenue Purchase or Loan & Security Agreement
13	Delinquency Status (as of the end of the applicable collection period)	Recomputed
14	Past Due Amount	Recomputed
15	Performance Ratio	Recomputed
16	Missed Payment Factor	Recomputed
17	KC Score	Kalamata Cash System
18	Calculated Receivable Yield	Recomputed
19	Product Type (Business Loan or Revenue Purchase)	Revenue Purchase or Loan & Security Agreement
20	Payment Frequency	Revenue Purchase or Loan & Security Agreement

For Characteristic 3, “Merchant Credit Score (at time of application)”, we were instructed by the Company to take the average of the FICO Scores of all Applicants.

For Characteristic 4, “Merchant Year Founded”, we were instructed to use the applicable Source Document provided by the Company.

For Characteristic 5, “Merchant Years in Business (at time of application)”, we were instructed by the Company to recompute such characteristic using the following methodology:

-	(Initial Funding Date – Business Founded Date) divided by 365

For Characteristic 6, “Outstanding Receivables Balance (as of the end of the applicable collection period)”, we were instructed by the Company to recompute such characteristic using the following methodology:

-	Starting Principal Balance minus Allocable Principal Balance

For Characteristic 7, “RTR Ratio”, we were instructed by the Company to obtain Purchased Amount and Purchased Price from Revenue Purchase or Loan & Security Agreement and then recompute such characteristic using the following methodology:

-	Purchased Amount divided by Purchases Price

For Characteristic 9, “Expected Collection Period (in months)”, we were instructed by the Company to recompute such characteristic using the following methodology:

-	Round down of the ratio of (i) Number of Payments and (ii) 52/12 if such receivable has weekly payment schedule or 260/12 if such receivable has daily payment schedule.

For Characteristic 11, “Expected Remaining Term (in months)”, we were instructed by the Company to recompute such characteristic using the following methodology:

-	Outstanding RTR Amount divided by the Original Scheduled Payment Amount.

For Characteristic 13, “Delinquency Status (as of the end of the applicable collection period)”, we were instructed by the Company to recompute such characteristic using the following methodology:

-	We were instructed to use Missed Payment Factor (Characteristic 16) and the definition in the Offering memorandum to classify 0-30 days and 31-60 days.

-	To further classify “Current” and “1-30 days”,

o	Schedule Payment Amount = Original RTR divided by Initial Number of Payments

o	Daily Equivalent Scheduled Payment Amount = Schedule Payment Amount divided by 7 if such receivable has weekly payment schedule or 1 if such receivable has daily payment schedule.

o	Days Past Due = Past Due Amount (i.e. Characteristic 14) divided by the Daily-Equivalent Scheduled Payment Amount

o	If Days Past Due < 1, then Delinquency Status is Current. Otherwise, Delinquency Status is 1-30 days.

For Characteristic 14, “Past Due Amount”, we were instructed by the Company to recompute such characteristic using the following methodology:

-	Cumulative Expected Payments minus Cumulative Actual Payments

For Characteristic 15, “Performance Ratio”, we were instructed by the Company to recompute such characteristic using the following methodology:

-	Cumulative Actual Payments divided by Cumulative Expected Payments

For Characteristic 16, “Missed Payment Factor”, we were instructed by the Company to recompute such characteristic using the following methodology:

-	Past Due Amount (Characteristic 14) divided by Schedule Payment Amount

For Characteristic 18, “Calculated Receivable Yield”, we were instructed by the Company to recompute such characteristic using the following methodology:

-	First Month Scheduled Payment was provided by the Company

-	Expected Term = Purchases Price * 80% * RTR Ratio / First Month Scheduled Payment

-	Calculated Receivable Yield = an annualized internal rate of return computed using the Expected Term, the Purchase Price, the Purchased Amount and assuming (i) no repayments or defaults, (ii) that Scheduled Payments are received at an 80% Performance Ratio and (iii) monthly payments

For Characteristics 1 through 4, 7, 8, 10, 12, 17, 19 and 20, we compared and agreed the information to the Source Documents.

For Characteristics 5, 6, 9, 11, 13 through 16 and 18, we recomputed and agreed the information to the Source Documents.

For the purposes of the agreed-upon procedures above, we noted two discrepancies between the Data File and the Source Documents in Appendix A.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements;

•	Addressing the value of collateral securing any such assets being securitized;

•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations;

•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”);

•	Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions, including but not limited to whether the characteristics have implications on the future performance of the assets, underwritten value of the assets, credit quality of the assets, likelihood of return to investors or any other implications related to the assets or the related asset-based securities;

•	Forming any conclusions; and

•	Any other terms or requirements of the transaction that do not appear in this report.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

Southfield, Michigan March 2, 2026

Appendix A

Appendix A – List of Discrepancies

ID	Maturity Date (for Business Loans only)	GT Date	Source
CD2144881	6/9/2026	6/3/2025	Loan & Security Agreement
CD2285986	10/28/2026	11/26/2025	Loan & Security Agreement